                                    EXHIBIT 99.1
LendingClub Reports Fourth Quarter and Full Year 2021 Results
Record Q4 Revenue and Net Income Exceed High End of Guidance and Drive Full Year Profitability
2022 Outlook Reflects Revenue Growth of approximately 40% and Net Income Growth of $100+ Million

SAN FRANCISCO – January 26, 2022 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the fourth quarter and full year ended December 31, 2021.
    “We have closed out a transformative year at LC by delivering the growth, innovation, and efficiency of a fintech along with the funding advantages, revenue diversity, and regulatory clarity of a bank,” said Scott Sanborn, LendingClub’s CEO. “We expect our transformed business model and data and membership advantages to help drive more than $100 million in incremental earnings in 2022 as we continue to evolve our member-focused business into a multi-product, digital marketplace bank.”

Record Full Year 2021 Results Driven by Return to Growth, Transformed Business Economics and Increased Operational Efficiency
•Revenue of $818.6 million, up 157% compared to 2020, with marketplace revenue 136% higher and the new recurring stream of net interest income 259% higher year-over-year.
•Achieved GAAP profitability during 2021, with net income of $18.6 million for the year ended December 31, 2021, compared to a net loss of $187.5 million in 2020.
•Results driven by initiatives undertaken in 2021 and in prior years to improve efficiency, as well as the transformational business model changes with the bank acquisition, both of which position LendingClub well to generate continued strong revenue and earnings growth.
•Key achievements for the year include acquiring and integrating the bank, consolidating the personal, auto refinance and purchase finance loans onto one origination platform, and accelerating membership acquisition.

Record Fourth Quarter 2021 Results Exceed Expectations
•Revenue of $262.2 million, with sequential growth of 7% outpacing growth in originations.
◦New recurring stream of net interest income grew 27% sequentially to $83.1 million, as the bank’s loan portfolio (excluding PPP loans and including $248.9 million of yacht loans transferred to held for sale) grew 22% from September 30, 2021.
◦Marketplace revenue of $170.6 million declined 2% sequentially, primarily reflecting a reduction in loans sold through the marketplace as loan retention increased from 20% in the third quarter of 2021 to 25% of total originations in the fourth quarter of 2021, driving 43% growth in the personal loan portfolio retained on the balance sheet at period end.
◦Deposits grew 10% sequentially to $3.1 billion, in line with growth in our loans held for investment.
•Net income of $29.1 million, up 7% sequentially, and diluted earnings per share of $0.27 as strong revenue growth exceeded the impact of investments in loan retention, marketing and technology.
•Net income was negatively impacted by $56.6 million of notable items: $39.5 million of Current Expected Credit Loss (CECL) provisioning, less net charge-offs, and $17.1 million of net revenue deferrals both driven by strong retained loan growth. These items reduced our earnings per share by $0.53 in the fourth quarter of 2021.

	Three Months Ended			Year Ended
($ in millions)	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Loan originations(1)	$3,069.1	$3,106.7	$912.0	$10,381.3	$4,343.4
Total revenue	$262.2	$246.2	$75.9	$818.6	$318.1
Consolidated net income (loss)	$29.1	$27.2	$(26.7)	$18.6	$(187.5)
(1)     Includes unsecured personal loans, auto loans, and education and patient finance loans only.

Financial Outlook

(millions)	First Quarter 2022	Full Year 2022
Total revenue	$255M to $265M	$1.1B to $1.2B
Consolidated net income	$25M to $30M	$130M to $150M

Notable Items Impacting Fourth Quarter 2021 Consolidated Net Income

(millions)	Consolidated Net Income Impact(1)	Per Diluted Share Impact	Commentary
Revenue deferrals, net of amortization	$(17.1)	$0.16	Origination fee and cost deferrals, net of interest income amortization during the period
Provision for credit losses, less net charge-offs	$(39.5)	$0.37	Primarily for consumer loans originated and retained in the quarter
Total	$(56.6)	$0.53
(1)    Amounts presented net of tax.

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $70 billion in loans, our artificial intelligence-driven credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 3.9 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub fourth quarter 2021 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, January 26, 2022. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (888) 317-6003, or outside the U.S. +1 (412) 317-6061, with conference ID 1727043, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until February 2, 2022, by calling +1 (877) 344-7529 or outside the U.S. +1 (412) 317-0088, with Conference ID 5387149. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handle (@LendingClub) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, ability to grow and evolve our business, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing customers; competition; overall economic conditions; the regulatory environment; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, each as filed with the Securities and Exchange Commission, as well as our subsequent reports on Form 10-Q and 10-K each as filed with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)
The information in the following tables is presented for the consolidated LendingClub Corporation, unless specifically noted for LendingClub Bank, the company’s wholly-owned subsidiary:

	As of and for the three months ended					% Change
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$179,111	$180,878	$158,476	$87,334	$72,597	(1)%	147%
Net interest income	$83,132	$65,288	$45,905	$18,506	2,899	27%	N/M
Total net revenue	$262,243	$246,166	$204,381	$105,840	$75,496	7%	247%

Consolidated net income (loss)	$29,108	$27,185	$9,371	$(47,084)	$(26,655)	7%	N/M

Basic EPS – common stockholders	$0.29	$0.27	$0.10	$(0.49)	$(0.29)	7%	N/M
Diluted EPS – common stockholders	$0.27	$0.26	$0.09	$(0.49)	$(0.29)	4%	N/M

LendingClub Bank Performance Metrics:
Net interest margin	8.3%	7.1%	5.5%	3.3%	N/A
Efficiency ratio (1)	69.5%	67.5%	69.0%	104.8%	N/A
Return on average equity (ROE)	21.7%	26.5%	34.7%	N/A	N/A
Return on average total assets (ROA)	3.10%	3.7%	4.7%	N/A	N/A

LendingClub Bank Capital Ratios:
Common Equity Tier 1 Capital Ratio	16.7%	18.0%	18.7%	20.9%	N/A
Tier 1 Leverage Ratio	14.3%	14.1%	13.5%	12.9%	N/A

Consolidated LendingClub Corporation Performance Metrics:
Net interest margin	7.6%	6.3%	4.7%	1.8%	0.7%
Efficiency ratio (1)	71.8%	72.6%	78.4%	126.8%	N/A
Return on average equity (ROE)	14.1%	13.8%	5.0%	N/A	N/A
Return on average total assets (ROA)	2.4%	2.4%	0.8%	N/A	N/A
Marketing expense as a % of loan originations	1.7%	1.6%	1.3%	1.3%	0.9%

Loan originations (in millions) (2):
Marketplace loans	$2,308	$2,471	$2,182	$1,139	$912	(7)%	153%
Loan originations held for investment	$761	$636	$541	$344	$—	20%	N/A
Total loan originations	$3,069	$3,107	$2,722	$1,483	$912	(1)%	237%

Servicing portfolio AUM (in millions) (3)	$12,463	$11,592	$10,741	$10,271	$11,002	8%	(6)%

Balance Sheet Data:
Loans and leases held for investment, net, excluding PPP loans	$2,486,440	$2,235,698	$1,791,492	$1,414,900	$—	11%	N/A
PPP loans	$268,297	$367,558	$507,553	$664,400	$—	(27)%	N/A
Total loans and leases held for investment, net	$2,754,737	$2,603,256	$2,299,045	$2,079,300	$—	6%	N/A
Total assets	$4,900,319	$4,750,760	$4,370,101	$4,491,089	$1,863,293	3%	163%
Total deposits	$3,135,788	$2,838,719	$2,539,704	$2,373,437	$—	10%	N/A
Total liabilities	$4,050,077	$3,945,970	$3,607,742	$3,757,954	$1,139,122	3%	256%
Total equity	$850,242	$804,790	$762,359	$733,135	$724,171	6%	17%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Q/Q	Y/Y
Allowance Ratios:
Allowance for loan and lease losses to total loans and leases held for investment	5.0%	3.9%	3.0%	1.7%	N/A
Allowance for loan and lease losses to total loans and leases held for investment, excluding PPP loans	5.5%	4.5%	3.8%	2.5%	N/A
Allowance for loan and lease losses to consumer loans and leases held for investment	6.4%	5.2%	4.3%	2.3%	N/A
Allowance for loan and lease losses to commercial loans and leases held for investment	1.8%	1.6%	1.5%	1.3%	N/A
Allowance for loan and lease losses to commercial loans and leases held for investment, excluding PPP loans	2.6%	2.6%	2.8%	1.7%	N/A
N/M – Not meaningful
N/A – Not applicable
(1)    Calculated as the ratio of non-interest expense to total net revenue.
(2)    Includes unsecured personal loans, auto loans, and education and patient finance loans only.
(3)    Loans serviced on our platform, which includes personal and auto loans serviced for others and retained for investment by the Company.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands, except percentages or as noted)
(Unaudited)

	December 31, 2021	September 30, 2021
Unsecured personal	$1,804,578	$1,258,279
Residential mortgages	151,362	141,200
Secured consumer	65,976	314,539
Other consumer	—	1,220
Total consumer loans held for investment	2,021,916	1,715,238
Equipment finance (1)	149,155	157,457
Commercial real estate	310,399	316,135
Commercial and industrial (2)	417,656	519,162
Total commercial loans and leases held for investment	877,210	992,754
Total loans and leases held for investment	2,899,126	2,707,992
Allowance for loan and lease losses	(144,389)	(104,736)
Loans and leases held for investment, net	$2,754,737	$2,603,256
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $268.3 million and $367.6 million of Paycheck Protection Program (PPP) loans as of December 31, 2021 and September 30, 2021, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the Company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended
	December 31, 2021			September 30, 2021
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$88,631	$16,105	$104,736	$54,058	$17,023	$71,081
Credit loss expense for loans and leases held for investment	45,595	(306)	45,289	37,695	(562)	37,133
Charge-offs	(5,557)	(313)	(5,870)	(3,142)	(1,194)	(4,336)
Recoveries	143	91	234	20	838	858
Allowance for loan and lease losses, end of period	$128,812	$15,577	$144,389	$88,631	$16,105	$104,736

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	December 31, 2021	September 30, 2021	Change (%)
Non-interest income:
Marketplace revenue (1)	$170,562	$174,556	(2)%
Other non-interest income	8,549	6,322	35%
Total non-interest income	179,111	180,878	(1)%

Interest income:
Interest on loans held for sale	7,153	8,536	(16)%
Interest and fees on loans and leases held for investment	76,964	57,644	34%
Interest on retail and certificate loans held for investment at fair value	9,236	12,172	(24)%
Interest on other loans held for investment at fair value	762	973	(22)%
Interest on securities available for sale	3,071	3,180	(3)%
Other interest income	469	355	32%
Total interest income	97,655	82,860	18%

Interest expense:
Interest on deposits	2,616	1,899	38%
Interest on short-term borrowings	561	849	(34)%
Interest on retail notes, certificates and secured borrowings	9,236	12,172	(24)%
Interest on Structured Program borrowings	1,642	2,120	(23)%
Interest on other long-term debt	468	532	(12)%
Total interest expense	14,523	17,572	(17)%

Net interest income	83,132	65,288	27%

Total net revenue	262,243	246,166	7%

Provision for credit losses	45,149	37,524	20%

Non-interest expense:
Compensation and benefits	78,741	73,304	7%
Marketing	50,708	50,782	—%
Equipment and software	12,019	10,297	17%
Occupancy	4,706	6,486	(27)%
Depreciation and amortization	10,462	10,549	(1)%
Professional services	12,699	11,750	8%
Other non-interest expense	18,885	15,607	21%
Total non-interest expense	188,220	178,775	5%

Income before income tax expense (benefit)	28,874	29,867	(3)%
Income tax expense (benefit)	(234)	2,682	N/M
Consolidated net income	$29,108	$27,185	7%

Net income per share attributable to common stockholders – Basic	$0.29	$0.27
Net income per share attributable to common stockholders – Diluted	$0.27	$0.26
Weighted-average common shares – Basic	100,320,691	99,073,507
Weighted-average common shares – Diluted	108,096,823	106,108,662
N/M – Not meaningful

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)
(1)    Marketplace revenue consists of the following:

	Three Months Ended
	December 31, 2021	September 30, 2021	Change (%)
Origination fees	$118,353	$129,125	(8)%
Servicing fees	20,940	20,819	1%
Gain on sales of loans	20,569	21,907	(6)%
Net fair value adjustments	10,700	2,705	N/M
Total marketplace revenue	$170,562	$174,556	(2)%

LENDINGCLUB CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Year Ended December 31,
	2021	2020(1)	Change (%)
Non-interest income:
Marketplace revenue (2)	$578,580	$245,314	136%
Other non-interest income	27,219	13,442	102%
Total non-interest income	605,799	258,756	134%

Interest income:
Interest on loans held for sale	29,540	72,876	(59)%
Interest and fees on loans and leases held for investment	188,977	—	N/M
Interest on retail and certificate loans held for investment at fair value	57,684	115,952	(50)%
Interest on other loans held for investment at fair value	4,436	7,688	(42)%
Interest on securities available for sale	11,025	12,125	(9)%
Other interest income	1,170	1,053	11%
Total interest income	292,832	209,694	40%

Interest expense:
Interest on deposits	7,228	—	N/M
Interest on short-term borrowings	3,677	17,837	(79)%
Interest on retail notes, certificates and secured borrowings	57,684	115,952	(50)%
Interest on Structured Program borrowings	9,638	16,204	(41)%
Interest on other long-term debt	1,774	373	N/M
Total interest expense	80,001	150,366	(47)%

Net interest income	212,831	59,328	259%

Total net revenue	818,630	318,084	157%

Provision for credit losses	138,800	3,382	N/M

Non-interest expense:
Compensation and benefits	288,390	252,517	14%
Marketing	156,142	51,518	203%
Equipment and software	39,490	26,842	47%
Occupancy	24,249	27,870	(13)%
Depreciation and amortization	44,285	54,030	(18)%
Professional services	47,572	41,780	14%
Other non-interest expense	61,258	47,762	28%
Total non-interest expense	661,386	502,319	32%

Income (Loss) before income tax expense (benefit)	18,444	(187,617)	N/M
Income tax expense (benefit)	(136)	(79)	N/M
Consolidated net income (loss)	$18,580	$(187,538)	N/M

Basic EPS – common stockholders	$0.19	$(2.63)
Diluted EPS – common stockholders	$0.18	$(2.63)
Weighted-average common shares – Basic	97,486,754	77,934,302
Weighted-average common shares – Diluted	102,147,353	77,934,302

Basic EPS – preferred stockholders	$0.19	$1.39
Diluted EPS – preferred stockholders	$0.00	$1.39
Weighted-average common shares, as converted – Basic	653,118	12,505,393
Weighted-average common shares, as converted – Diluted	—	12,505,393
N/M – Not meaningful

LENDINGCLUB CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)
(1)    Prior period amounts have been reclassified to conform to the current period presentation.
(2)    Marketplace revenue consists of the following:

	Year Ended December 31,
	2021	2020	Change (%)
Origination fees	$416,839	$207,640	101%
Servicing fees	87,639	111,864	(22)%
Gain on sales of loans	70,116	30,812	128%
Net fair value adjustments	3,986	(105,002)	N/M
Total marketplace revenue	$578,580	$245,314	136%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
(In thousands, except share and per share data)
(Unaudited)

	Three months ended December 31, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$146,936	$23,626	$—	$170,562
Other non-interest income	21,520	4,199	(17,170)	8,549
Total non-interest income	168,456	27,825	(17,170)	179,111

Interest income:
Interest income	83,310	14,345	—	97,655
Interest expense	(2,923)	(11,600)	—	(14,523)
Net interest income	80,387	2,745	—	83,132

Total net revenue	248,843	30,570	(17,170)	262,243

Reversal of (provision for) credit losses	(45,244)	95	—	(45,149)
Non-interest expense	(173,017)	(32,373)	17,170	(188,220)
Income (Loss) before income tax benefit (expense)	30,582	(1,708)	—	28,874
Income tax benefit (expense)	1,305	20,192	(21,263)	234
Consolidated net income (loss)	$31,887	$18,484	$(21,263)	$29,108

	Three Months Ended September 30, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$151,109	$23,447	$—	$174,556
Other non-interest income	25,393	4,140	(23,211)	6,322
Total non-interest income	176,502	27,587	(23,211)	180,878

Interest income:
Interest income	64,606	18,254	—	82,860
Interest expense	(2,270)	(15,302)	—	(17,572)
Net interest income	62,336	2,952	—	65,288

Total net revenue	238,838	30,539	(23,211)	246,166

Reversal of (provision for) credit losses	(38,019)	495	—	(37,524)
Non-interest expense	(161,101)	(40,885)	23,211	(178,775)
Income (Loss) before income tax benefit	39,718	(9,851)	—	29,867
Income tax benefit (expense)	(4,670)	12,607	(10,619)	(2,682)
Consolidated net income (loss)	$35,048	$2,756	$(10,619)	$27,185

LENDINGCLUB BANK
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	LendingClub Bank
	Three Months Ended December 31, 2021			Three Months Ended September 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents and restricted cash	$651,003	$468	0.29%	$695,294	$352	0.20%
Securities available for sale at fair value	200,091	680	1.36%	182,882	632	1.38%
Loans held for sale	122,007	5,199	17.04%	145,262	5,978	16.46%
Loans and leases held for investment:
Unsecured personal loans	1,542,285	60,383	15.66%	991,297	39,532	15.95%
Secured consumer loans	436,260	4,029	3.69%	464,194	4,688	4.04%
Commercial loans and leases	619,648	8,663	5.59%	616,823	7,887	5.11%
PPP loans	325,133	3,888	4.78%	436,785	5,537	5.07%
Loans and leases held for investment	2,923,326	76,963	10.53%	2,509,099	57,644	9.19%
Total interest-earning assets	3,896,427	83,310	8.55%	3,532,537	64,606	7.32%

Cash and due from banks	23,362			29,290
Allowance for loan and lease losses	(125,120)			(86,686)
Other non-interest earning assets	326,402			270,594
Total assets	$4,121,071			$3,745,735

Interest-bearing liabilities
Interest-bearing deposits
Checking and money market accounts	$2,146,687	$1,716	0.32%	$2,221,365	$1,707	0.30%
Savings accounts and certificates of deposit	580,361	900	0.62%	307,807	192	0.25%
Interest-bearing deposits	2,727,048	2,616	0.38%	2,529,172	1,899	0.30%
Short-term borrowings	282	—	—%	321	—	—%
Advances from PPPLF	342,335	307	0.36%	416,748	371	0.36%
Total interest-bearing liabilities	3,069,665	2,923	0.38%	2,946,241	2,270	0.31%

Non-interest bearing deposits	283,066			114,065
Other liabilities	179,752			155,806
Total liabilities	$3,532,483			$3,216,112
Total equity	$588,588			$529,623
Total liabilities and equity	$4,121,071			$3,745,735

Interest rate spread			8.17%			7.01%

Net interest income and net interest margin		$80,387	8.25%		$62,336	7.06%
(1)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended December 31, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents and restricted cash	$651,003	$467	0.29%	$59,469	$2	0.01%	$710,472	$469	0.26%
Securities available for sale at fair value	200,091	680	1.36%	65,049	2,391	14.70%	265,140	3,071	4.63%
Loans held for sale at fair value	122,007	5,199	17.04%	62,701	1,954	12.47%	184,708	7,153	15.49%
Loans and leases held for investment:
Unsecured personal loans	1,542,285	60,384	15.66%	—	—	—%	1,542,285	60,384	15.66%
Secured consumer loans	436,260	4,029	3.69%	—	—	—%	436,260	4,029	3.69%
Commercial loans and leases	619,648	8,663	5.59%	—	—	—%	619,648	8,663	5.59%
PPP loans	325,133	3,888	4.78%	—	—	—%	325,133	3,888	4.78%
Loans and leases held for investment	2,923,326	76,964	10.53%	—	—	—%	2,923,326	76,964	10.53%
Retail and certificate loans held for investment at fair value	—	—	—%	262,548	9,236	14.07%	262,548	9,236	14.07%
Other loans held for investment at fair value	—	—	—%	24,184	762	12.60%	24,184	762	12.60%
Total interest-earning assets	3,896,427	83,310	8.55%	473,951	14,345	12.11%	4,370,378	97,655	8.94%

Cash and due from banks and restricted cash	23,362			121,270			73,258
Allowance for loan and lease losses	(125,120)			—			(125,120)
Other non-interest earning assets	326,402			763,808			465,010
Total assets	$4,121,071			$1,359,029			$4,783,526

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,146,687	$1,716	0.32%	$—	$—	—%	$2,146,687	$1,716	0.32%
Savings accounts and certificates of deposit	580,361	900	0.62%	—	—	—%	580,361	900	0.62%
Interest-bearing deposits	2,727,048	2,616	0.38%	—	—	—%	2,727,048	2,616	0.38%
Short-term borrowings	282	—	—%	36,541	561	6.13%	36,823	561	6.08%
Advances from PPPLF	342,335	307	0.36%	—	—	—%	342,335	307	0.36%
Retail notes, certificates and secured borrowings	—	—	—%	262,548	9,236	14.07%	262,548	9,236	14.07%
Structured Program borrowings	—	—	—%	77,354	1,642	8.49%	77,354	1,642	8.49%
Other long-term debt	—	—	—%	15,514	161	4.15%	15,514	161	4.15%
Total interest-bearing liabilities	3,069,665	2,923	0.38%	391,957	11,600	11.84%	3,461,622	14,523	1.68%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended December 31, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	283,066			—			211,692
Other liabilities	179,752			162,938			282,339
Total liabilities	$3,532,483			$554,895			$3,955,653

Total equity	$588,588			$804,134			$827,873
Total liabilities and equity	$4,121,071			$1,359,029			$4,783,526

Interest rate spread			8.17%			0.27%			7.26%

Net interest income and net interest margin		$80,387	8.25%		$2,745	2.32%		$83,132	7.61%
(1)     Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended September 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents and restricted cash	$695,294	$352	0.20%	$83,405	$3	0.01%	$778,667	$355	0.18%
Securities available for sale at fair value	182,882	632	1.38%	83,804	2,548	12.16%	266,686	3,180	4.77%
Loans held for sale at fair value	145,262	5,978	16.46%	81,160	2,558	12.60%	226,422	8,536	15.08%
Loans and leases held for investment:
Unsecured personal loans	991,297	39,532	15.95%	—	—	—%	991,297	39,532	15.95%
Secured consumer loans	464,194	4,688	4.04%	—	—	—%	464,194	4,688	4.04%
Commercial loans and leases	616,823	7,887	5.11%	—	—	—%	616,823	7,887	5.11%
PPP loans	436,785	5,537	5.07%	—	—	—%	436,785	5,537	5.07%
Loans and leases held for investment	2,509,099	57,644	9.19%	—	—	—%	2,509,099	57,644	9.19%
Retail and certificate loans held for investment at fair value	—	—	—%	344,205	12,172	14.15%	344,205	12,172	14.15%
Other loans held for investment at fair value	—	—	—%	30,981	973	12.58%	30,981	973	12.58%
Total interest-earning assets	3,532,537	64,606	7.32%	623,555	18,254	11.71%	4,156,060	82,860	7.97%

Cash and due from banks and restricted cash	29,290			99,985			96,733
Allowance for loan and lease losses	(86,686)			—			(86,686)
Other non-interest earning assets	270,594			760,131			449,964
Total assets	$3,745,735			$1,483,671			$4,616,071

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,221,365	$1,707	0.30%	$—	$—	—%	$2,221,365	$1,707	0.30%
Savings accounts and certificates of deposit	307,807	192	0.25%	—	—	—%	307,807	192	0.25%
Interest-bearing deposits	2,529,172	1,899	0.30%	—	—	—%	2,529,172	1,899	0.30%
Short-term borrowings	321	—	—%	56,903	849	5.97%	57,224	849	5.93%
Advances from PPPLF	416,748	371	0.36%	—	—	—%	416,748	371	0.36%
Retail notes, certificates and secured borrowings	—	—	—%	344,087	12,173	14.15%	344,087	12,173	14.15%
Structured Program borrowings	—	—	—%	100,178	2,119	8.46%	100,178	2,119	8.46%
Other long-term debt	—	—	—%	15,606	161	4.13%	15,606	161	4.13%
Total interest-bearing liabilities	2,946,241	2,270	0.31%	516,774	15,302	11.84%	3,463,015	17,572	2.03%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended September 30, 2021
	LendingClub Bank			LendingClub Corporation (Parent only)			Consolidated LendingClub Corporation
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	114,065			—			81,491
Other liabilities	155,806			183,962			285,292
Total liabilities	$3,216,112			$700,736			$3,829,798

Total equity	$529,623			$782,935			$786,273
Total liabilities and equity	$3,745,735			$1,483,671			$4,616,071

Interest rate spread			7.01%			(0.13)%			5.95%

Net interest income and net interest margin		$62,336	7.06%		$2,952	1.89%		$65,288	6.28%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	December 31, 2021	December 31, 2020
Assets
Cash and due from banks	$35,670	$5,197
Interest-bearing deposits in banks	651,456	519,766
Total cash and cash equivalents	687,126	524,963
Restricted cash	76,460	103,522
Securities available for sale at fair value (includes $256,170 and $159,164 at amortized cost, respectively)	263,530	142,226
Loans held for sale (includes $142,370 and $121,902 at fair value, respectively)	391,248	121,902
Loans and leases held for investment	2,899,126	—
Allowance for loan and lease losses	(144,389)	—
Loans and leases held for investment, net	2,754,737	—
Retail and certificate loans held for investment at fair value	229,719	636,686
Other loans held for investment at fair value	21,240	49,954
Property, equipment and software, net	97,996	96,641
Goodwill	75,717	—
Other assets	302,546	187,399
Total assets	$4,900,319	$1,863,293
Liabilities and Equity
Deposits:
Interest-bearing	$2,919,203	$—
Noninterest-bearing	216,585	—
Total deposits	3,135,788	—
Short-term borrowings	27,780	104,989
Advances from Paycheck Protection Program Liquidity Facility (PPPLF)	271,933	—
Retail notes, certificates and secured borrowings at fair value	229,719	636,774
Payable on Structured Program borrowings	65,451	152,808
Other long-term debt	15,455	—
Other liabilities	303,951	244,551
Total liabilities	4,050,077	1,139,122
Equity
Series A Preferred stock, $0.01 par value; 1,200,000 shares authorized; 0 and 43,000 shares issued and outstanding, respectively	—	—
Common stock, $0.01 par value; 180,000,000 shares authorized; 101,043,924 and 88,149,510 shares issued and outstanding, respectively	1,010	881
Additional paid-in capital	1,609,820	1,508,020
Accumulated deficit	(767,634)	(786,214)
Accumulated other comprehensive income	7,046	1,484
Total equity	850,242	724,171
Total liabilities and equity	$4,900,319	$1,863,293

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS BY SEGMENT
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	LendingClub Bank		LendingClub Corporation (Parent only)		Intercompany Eliminations		Total
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Assets
Total cash and cash equivalents	$659,919	$—	$88,268	$524,963	$(61,061)	$—	$687,126	$524,963
Restricted cash	—	—	76,540	103,522	(80)	—	76,460	103,522
Securities available for sale at fair value	205,730	—	57,800	142,226	—	—	263,530	142,226
Loans held for sale	335,449	—	55,799	121,902	—	—	391,248	121,902
Loans and leases held for investment, net	2,754,737	—	—	—	—	—	2,754,737	—
Retail and certificate loans held for investment at fair value	—	—	229,719	636,686	—	—	229,719	636,686
Other loans held for investment at fair value	—	—	21,240	49,954	—	—	21,240	49,954
Property, equipment and software, net	36,424	—	61,572	96,641	—	—	97,996	96,641
Investment in subsidiary	—	—	557,577	—	(557,577)	—	—	—
Goodwill	75,717	—	—	—	—	—	75,717	—
Other assets	254,075	—	168,042	187,399	(119,571)	—	302,546	187,399
Total assets	4,322,051	—	1,316,557	1,863,293	(738,289)	—	4,900,319	1,863,293
Liabilities and Equity
Total deposits	3,196,929	—	—	—	(61,141)	—	3,135,788	—
Short-term borrowings	165	—	27,615	104,989	—	—	27,780	104,989
Advances from PPPLF	271,933	—	—	—	—	—	271,933	—
Retail notes, certificates and secured borrowings at fair value	—	—	229,719	636,774	—	—	229,719	636,774
Payable on Structured Program borrowings	—	—	65,451	152,808	—	—	65,451	152,808
Other long-term debt	—	—	15,455	—	—	—	15,455	—
Other liabilities	218,775	—	150,727	244,551	(65,551)	—	303,951	244,551
Total liabilities	3,687,802	—	488,967	1,139,122	(126,692)	—	4,050,077	1,139,122
Total equity	634,249	—	827,590	724,171	(611,597)	—	850,242	724,171
Total liabilities and equity	$4,322,051	$—	$1,316,557	$1,863,293	$(738,289)	$—	$4,900,319	$1,863,293